Employee Benefit Plans and Collective Bargaining Agreements - Schedule of Assumptions Used (Details)	12 Months Ended
	Feb. 24, 2018	Feb. 25, 2017
Weighted Average Assumptions Used in Calculating Benefit Obligation [Abstract]
Discount rate	4.12%	4.21%
Rate of compensation increase	2.87%	2.88%
Weighted Average Assumptions Used in Calculating Net Periodic Benefit Cost [Abstract]
Discount rate	4.21%	4.25%
Expected return on plan assets:	6.40%	6.96%